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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Taiwan Greater China Fund

(Exact name of registrant as specified in charter)

Bank Tower, Room 1001
205 Dun Hua North Road
Taipei 105, Taiwan
Republic of China
(Address of principal executive offices)           (Zip code)

Brown Brothers Harriman
40 Water Street, P. O. 962047,
Boston, MA 02196-2047
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-617-742-1818

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

[Missing Graphic Reference]

Reports to Stockholders

TAIWAN GREATER CHINA FUND
www.taiwangreaterchinafund.com

Taiwan Office:
Room 1001, 205 DunHua North Road
Taipei, Taiwan, Republic of China
Tel: 886-2-2715-2988
Fax: 886-2-2715-3166

Officers and Trustees:
David N. Laux, Chairman and Trustee
Frederick C. Copeland, Jr., Vice Chairman and
Trustee
Steven R. Champion, President, Chief Executive
Officer and Portfolio Manager
Tsung-Ming Chung, Trustee and Audit Committee
Member
Edward B. Collins, Trustee and Audit Committee
Member
Robert P. Parker, Trustee and Audit Committee
Member
Cheryl Chang, Chief Financial Officer,
Treasurer and Secretary

Administrator & Custodian:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
U.S.A.
Tel: (617) 742-1818

Transfer Agent, Paying and Plan Agent:
American Stock Transfer & Trust Company
59 Maiden Lane - Plaza Level
New York, NY 10038
U.S.A.
Telephone: 1-866-624-4110

Investor Relations & Communications:
The Altman Group, Inc.
60 East 42nd Street, Suite 405
New York, NY 10165
Telephone: (212) 681-9600

U.S. Legal Counsel:
Clifford Chance U.S. LLP
31 West 52nd Street
New York, NY 10019-6131
U.S.A.
Tel: (212) 878-8000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.

Dear Stockholders

The Taiwan stock market experienced increased volatility during the second quarter of 2006. After rising to a peak of 7476 on May 9, a 33.0% increase from its late October lows, the Taiwan Stock Exchange Index (TAIEX) fell 16.1% to its second quarter low on June 9 and closed the period at 6704. This was somewhat milder than the corrections in several other emerging markets which experienced sharper declines from their May peaks to June troughs, such as Russia (32.1%), India (30.6%), and Brazil (23.8%).

Index returns were mixed during the second quarter and for the first six months of 2006 as follows:

	Second Quarter	First Half
Taiwan China Strategy Index*	-0.74%	1.82%
Taiwan Stock Exchange Index	2.28%	4.47%
MSCI Taiwan Index	0.74%	3.38%

Fund Performance

For the second quarter and the first half of 2006, respectively, the Taiwan Greater China Fund’s stock price fell 1.94% and rose by 4.91% while its net asset value return was -1.16% and 1.53% for the same periods. The Fund’s net asset value total return is after unaudited expenses of approximately 0.77% during the second quarter and 1.37% during the first half.

The Fund’s discount to net asset value averaged 6.14% during the first half, compared to 8.18%, 10.52%, and 10.42% for the preceding three years, respectively. The lowest closing discount during the first half was 1.64% on February 1, and the highest closing discount was 8.99% on January 20.

The Fund’s mean and median daily trading volumes on the New York Stock Exchange during the first half were 38,182 shares and 27,900 shares, respectively, compared to 30,231 shares and 16,400 shares the full year in 2005.

The Fund’s net asset value performance remains highly correlated with the performance of both the TAIEX and the MSCI Taiwan Index with an R2 of 0.92 and 0.96, respectively, since the inception of the Fund’s China-focused strategy in early 2004.** The Fund’s beta relative to the TAIEX is 1.09, and it is 0.99 relative to the MSCI Taiwan Index. The Fund continues to produce attractive alphas, defined as excess returns which cannot be explained by the Fund’s risk level, of 0.09 and 0.07 per week compared to the TAIEX and the MSCI Taiwan Index, respectively.

Performance Attribution

Taiwan Greater China Fund has recently contracted with MSCI Barra*** to provide attribution data on the Fund’s performance from its Aegis Performance Analyst. Highlights from this data will be included in our quarterly and semi-annual reports in order to assist our shareholders in understanding key factors which drive our performance.

For the 12 months ended June 30, 2006, the NT$ gross return for the MSCI Taiwan Index amounted to 12.22%, while the NT$ return for the Taiwan Greater China Fund portfolio was 15.19%, indicating that 2.97 percentage points of return or 20% of the total return can be traced to the active management of the Fund. Of that amount, slightly greater than 50% can be attributed to Industry Selection.

Slightly over 28% of the Fund’s excess return over the last year can be traced to asset selection or stock picking. Lastly, nearly 19% of our return emanated from exposure to various other style factors, such as size, momentum, value, growth, foreign exposure and yield. Our excess exposure to shares with strong positive momentum and to shares with lower capitalization than the overall MSCI Taiwan Index contributed positively to our performance, while our heavier exposure to value shares actually detracted from our performance against the MSCI Taiwan Index.

Portfolio Valuation Measures

The recent declines in the Taiwan market we believe make the valuation measures of the Fund’s portfolio even more attractive. As of June 30, the Fund’s portfolio was composed of companies with a weighted average price-earnings ratio of 13.4, a weighted average price-book ratio of 2.7, a weighted average return on equity of 18.0%, and a weighted average cash dividend yield of 4.1%.

Taiwan China Relations

Taiwan continued to extend the scope of economic interaction with China during the second quarter. At the end of April, it eased restrictions on investments in China by semiconductor packaging and testing firms as well as flat-panel display makers. Taiwan companies will now be allowed to make investments in the less sophisticated aspects of chip packaging and testing and in small flat panels of the size used in mobile phones. The last time Taiwan eased mainland investment regulations was in 2002 to permit limited investment in semiconductor manufacturing in China.

Taiwan also received much encouragement in May and June from its allies that such action should be broadened. First came Deputy U.S. Trade Representative Karan Bhatia, the highest ranking American official to visit Taiwan in six years. He urged Taiwan to act decisively on investment and trade ties with China or risk losing economic competitiveness. Necessary steps include lifting restrictions on transfer of commercial technology, imports of certain goods from the mainland, cross-strait travel and direct transportation links. In quick succession, the American Chamber of Commerce in Taipei and the chairman of the American Institute in Taiwan, a quasi-diplomatic organization with a Taipei office that functions as the unofficial U.S. embassy, made the same points.

In mid-June Taiwan and China took an important step forward in opening up normal transportation links with an agreement to allow as many as 168 non-stop charter passenger flights annually during four major public holidays. This extends arrangements made in each of the last two years for such flights during Chinese New Year. Direct charter cargo flights would also be permitted for the first time. The cargo flights will be limited to carrying only equipment and components for use by factories in China established by Taiwan companies and are to be approved on a case-by-case basis. In addition, emergency medical flights would be allowed on the same basis. The two sides also pledged further cooperation in the coming months.

The government restriction limiting a Taiwan-listed company’s China investments to a maximum of 40% of its net worth is becoming a problem for some firms which have made aggressive commitments to mainland China. Some Taiwan companies have separately listed some or all of their China operations on the Hong Kong Stock Exchange so that they are not subject to this restriction. Prominent examples of this trend include Foxconn International Holdings, the cell phone manufacturing subsidiary of Hon Hai Precision, and Yue Yuen Industrial Holdings, a subsidiary of Pou Chen Corp., which is the world’s largest manufacturer of sports shoes. Several other prominent Taiwan companies with significant operations in China are considering similar actions. In recognition of this trend, Standard & Poor’s and Polaris Financial Group, a Taipei-based securities firm, have launched a “T-Share” index to track Taiwan related companies listed in Hong Kong.

Share Repurchase

The Fund announced on July 7 that it had completed the repurchase of shares in connection with the semi-annual repurchase offer which expired on June 16. The repurchase price was $5.84 (98% of the June 30 net asset value per share). Approximately 60.7% of total shares outstanding were submitted for repurchase with approximately 8.2% of those shares repurchased by the Fund.

Fund management will continue to focus on generating shareholder value and providing a smart way to invest in the Chinese economy through dynamic Taiwan companies.

Yours truly,

Steven R. Champion
President, CEO and Portfolio Manager
July 18, 2006

* Source: MSCI. This information is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties”) makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Taiwan China Strategy Index is a custom index calculated by MSCI for, and as requested by, Taiwan Greater China Fund. To calculate this Index MSCI starts with the MSCI Taiwan Index and then excludes those securities selected by Taiwan Greater China Fund on a quarterly basis based on Taiwan Greater China Fund’s screening criteria. MSCI has no role in developing, reviewing or approving Taiwan Greater China Fund’s investing criteria or the list of companies excluded from the MSCI Taiwan Index by Taiwan Greater China Fund to create the Taiwan China Strategy Index.

** R2 is a measure of the correlation between the dependent and independent variables in a regression analysis. In this report, it measures the extent to which the Fund’s movements can be explained by movements in a benchmark index. The measurement ranges from 0 to 1, where 1 indicates that all movements of the Fund can be explained by movements in the index.

*** ‘Barra, Inc. analytics and data (www.barra.com) were used in the preparation of this report. Copyright 2005 BARRA, INC. All rights reserved.’ This information may only be used for your internal use, may not be reproduced or redisseminated in any form. This information is provided on an “as is” basis and the use of this information assumes the entire risk of any use it may make or permit to be made of this information. Neither Barra, any of its affiliates or any other person involved in or related to compiling, computing or creating this information makes any express or limited warranties or representations with respect to such information or the results to be obtained by the use thereof, and Barra, its affiliates and each such other person hereby expressly disclaim all warranties (including, without limitation, all warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall Barra, any of its affiliates or any other person involved in or related to compiling, computing or creating this information have any liability for any direct, indirect, special, incidental, punitive, consequential or any other damages (including, without limitation, lost profits) even if notified of, or if it might otherwise have anticipated, the possibility of such damages.

TAIWAN GREATER CHINA FUND
Portfolio Highlights
SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF June 30, 2006 (Unaudited)

Industry Diversification
		Percent of
Industry	U.S. $ Value	Net Assets
Computer Systems & Hardware	20,307,431	20.17%
Semiconductors	16,680,965	16.57
Electronic Components	12,332,373	12.25
Computer Peripherals/ODM	10,345,343	10.28
Flat-Panel Displays	10,038,650	9.97
Plastics	9,780,359	9.71
Steel	6,019,287	5.98
Other	5,642,784	5.60
Transportation	2,648,354	2.63
Cement	2,335,316	2.32
Food	1,880,494	1.87
Communications Equipment	1,475,466	1.46
Automobile	1,363,014	1.35
Electrical & Machinery	1,335,746	1.33
Rubber	1,255,023	1.25
Chemicals	1,114,225	1.11
Textiles	644,052	0.64
Glass, Paper & Pulp	485,014	0.48
Retailing	450,886	0.45
Short Term Securities	17,661	0.02
Liabilities, Net of Other Assets	(5,479,537)	(5.44)
Net Assets	$100,672,906	100.00

TAIWAN GREATER CHINA FUND
Schedule of Investments (Unaudited) / June 30, 2006

COMMON STOCK — 105.42%			% of	U.S. Dollar
Automobile — 1.35%			Net Assets	Value
360,030	shs.	China Motor Corp.	0.36	$ 361,571
91,000		Hotai Motor Co., Ltd.	0.21	210,899
152,528		Tong Yang Industry Co., Ltd.	0.14	143,754
285,960		TYC Brother Industrial Co., Ltd.	0.19	194,401
122,000		Yulon Nissan Motor Co., Ltd.	0.45	452,389
				1,363,014
Cement — 2.32%
1,363,297		Asia Cement Corporation	1.02	1,023,689
1,783,454		Taiwan Cement Corp.	1.30	1,311,627
				2,335,316
Chemicals — 1.11%
745,000	*	Eternal Chemical Co., Ltd.	1.11	1,114,225

Communications Equipment — 1.46%
704,522		D-Link Corp.	0.76	768,494
431,673		Zyxel Communications Corp.	0.70	706,972
				1,475,466
Computer Peripherals/ODM — 10.28%
2,665,337	*	BenQ Corp.	1.65	1,655,463
86,400		High Tech Computer Corp.	2.36	2,376,157
3,051,006		Lite-on Technology Corp.	4.49	4,520,672
1,060,000		Mitac International Corp.	1.01	1,013,766
519,976		Premier Image Technology Corp.	0.77	779,285
				10,345,343
Computer Systems & Hardware — 20.17%
699,162		Acer Inc.	1.22	1,229,310
103,578		Advantech Co., Ltd.	0.30	297,021
1,960,600		Asustek Computer Inc.	4.78	4,816,455
945,364		Compal Electronics Inc.	0.90	902,670
1,938,602		Hon Hai Precision Industry Co., Ltd.	11.90	11,980,916
675,380		Quanta Computer Inc.	1.07	1,081,059
				20,307,431
Electrical & Machinery — 1.33%
3,109,837		Walsin Lihwa Corp.	1.33	1,335,746

Electronic Components — 12.25%
133,725		Catcher Technology Co., Ltd.	1.41	1,417,353
416,186		Delta Electronics Inc.	1.17	1,183,170
531,600		Foxconn Technology Co., Ltd.	4.24	4,271,001
96,470		Largan Precision Co., Ltd.	2.05	2,065,841
91,909		Merry Electronics Co., Ltd.	0.28	280,031
221,000		Radiant Opto-Electronics Corp.	0.36	357,162
234,616		Tripod Technology Corp.	0.79	797,483
1,230,000		Wintek Corp.	1.12	1,123,140
2,419,000	*	Yageo Corp.	0.83	837,192
				12,332,373

See accompanying notes to financial statements and independent accountants’ review report.
TAIWAN GREATER CHINA FUND
Schedule of Investments (continued) (Unaudited) / June 30, 2006

			% of	U.S. Dollar
Flat-Panel Displays — 9.97%			Net Assets	Value
4,517,260	shs.	AU Optronics Corp.	6.34	$ 6,379,148
2,283,322		Chi Mei Optoelectronics Corp.	2.52	2,536,515
3,557,951		Chunghwa Picture Tubes, Ltd.	0.81	814,685
817,795		Quanta Display Inc.	0.30	308,302
				10,038,650
Food — 1.87%
2,158,000		Uni-President Enterprise Corp.	1.87	1,880,494

Glass, Paper & Pulp — 0.48%
380,476	*	Taiwan Glass Ind. Corp.	0.30	298,629
471,225		Yuen Foong Yu Paper Manufacturing Co., Ltd.	0.18	186,385
				485,014
Plastics — 9.71%
3,048,252		Formosa Chemicals & Fiber Corp.	4.68	4,709,689
1,728,198	*	Formosa Plastics Corp.	2.60	2,622,083
1,659,475		Nan Ya Plastics Corp.	2.43	2,448,587
				9,780,359
Retailing — 0.45%
205,512		President Chain Store Corp.	0.45	450,886

Rubber — 1.25%
1,432,608		Cheng Shin Rubber Ind. Co., Ltd.	1.25	1,255,023

Semiconductors — 16.57%
1,245,304		Advanced Semiconductor Engineering, Inc.	1.22	1,231,393
227,000		MediaTek Inc.	2.09	2,104,352
133,007		Novatek Microelectronics Corp.	0.64	645,276
762,000		Powerchip Semiconductor Corp.	0.50	500,363
644,959		Siliconware Precision Industries Co., Ltd.	0.79	793,207
4,358,746		Taiwan Semiconductor Manufacturing Co., Ltd.	7.81	7,865,852
5,906,011		United Microelectronics Corp.	3.52	3,540,522
				16,680,965
Steel — 5.98%
6,068,323		China Steel Corp.	5.98	6,019,287

Textiles — 0.64%
787,996		Far Eastern Textile Ltd.	0.64	644,052

Transportation — 2.63%
733,947		China Airlines Ltd.	0.35	349,266
673,471		Eva Airways Corp.	0.29	287,190
1,158,380		Evergreen Marine Corp. (Taiwan) Ltd.	0.80	808,967
428,248		Wan Hai Lines Ltd.	0.29	295,102
1,447,227		Yang Ming Marine Transport Corp.	0.90	907,829
				2,648,354

See accompanying notes to financial statements and independent accountants’ review report.
TAIWAN GREATER CHINA FUND
Schedule of Investments (continued) (Unaudited) / June 30, 2006

			% of	U.S. Dollar
Other — 5.60%			Net Assets	Value
869,000	shs.	Giant Manufacturing Co., Ltd.	1.40	$ 1,407,092
176,000		Johnson Health Tech Co., Ltd.	0.95	962,625
336,000		Merida Industry Co., Ltd.	0.23	231,534
421,864		Nien Made Enterprise Co., Ltd.	0.47	474,510
2,321,193		Pou Chen Corp.	2.03	2,044,219
464,800		Taiwan Fu Hsing Industrial Co., Ltd.	0.52	522,804
				5,642,784

TOTAL COMMON STOCK (COST $94,692,905)				106,134,782

SHORT-TERM SECURITIES — 0.02%
Time Deposit — 0.02%
Brown Brothers Harriman (Grand Cayman), 4.60%, Due 07/03/06			0.02	17,661

TOTAL INVESTMENTS IN SECURITIES AT FAIR VALUE			105.44	106,152,443
(COST $94,710,566)

LIABILITIES (NET OF OTHER ASSETS)			(5.44)	(5,479,537)

NET ASSETS			100.00	$100,672,906

* Non-income producing: These stocks did not pay a cash dividend during the past year.

See accompanying notes to financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Statement of Assets and Liabilities
June 30, 2006 (Unaudited) (Expressed in U.S. Dollars)

Assets

Investments in securities at fair value (Notes 2B, 2C, 3 and 6):
Common Stock (cost — $94,692,905)	$ 106,134,782
Short-term securities (cost — $17,661)	17,661
Total investment in securities at fair value (cost — $94,710,566)	106,152,443
Cash	195
Foreign cash (cost — $31,272)	31,272
Receivable for dividends	346,221
Office equipment (Note 2D)	21,125
Prepaid expenses and other assets	22,134
Total assets	106,573,390

Liabilities

Payable for fund shares repurchased	5,188,828
Accrued employee salaries and bonus	275,000
Professional fees payable	137,203
Shareholder communication fees payable	112,573
Trustee fees and expense payable	66,777
Custodian fee payable (Note 5)	40,975
Administration fee payable (Note 4)	33,040
Other accrued expenses	46,088
Total liabilities	5,900,484

Net assets	$ 100,672,906

Components of net assets

Par value of shares of beneficial interest (Note 7)	$ 168,815
Additional paid-in capital (Note 7)	199,261,727
Accumulated net investment income	39,524,586
Accumulated net realized loss on investments and foreign currency transactions.	(112,585,775)
Unrealized net appreciation on investments (Note 6)	11,441,877
Cumulative translation adjustment (Note 2F)	(37,138,324)

Net assets	$ 100,672,906

Net asset value per share (16,881,479 shares issued and outstanding, par value $0.01)	$5.96

See accompanying notes to financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Statement of Operations
For the Six Months Ended June 30, 2006 (Unaudited) (Expressed in U.S. Dollars)

Investment income (Note 2C)
Dividends	$ 429,888
Interest	9,151
439,039

Republic of China taxes (Note 2H)	(91,288)

347,751

Expenses
Portfolio management expenses:
Personnel expenses	687,400
Research expenses	83,833
Rental expenses	29,686
Travel expenses	14,842
Other expenses	12,378

Shareholder communication expenses	190,576
Trustee fees and expenses	93,758
Custodian fee (Note 5)	80,259
Legal fees and expenses	74,391
Audit and tax fee	56,169
Administrative fee (Note 4)	45,614
Insurance expenses	40,092
Other expenses	74,789

1,483,787

Net investment loss	(1,136,036)

Net realized and unrealized gain (loss) on investments and foreign currencies (Notes 2E and 6)
Net realized gain on:
investments (excluding short-term securities)	2,016,012
foreign currency transactions	129,692
Net realized gain on investments and foreign currency transactions	2,145,704

Net changes in unrealized appreciation / depreciation on:
investments	(534,386)
translation of assets and liabilities in foreign currencies	1,022,646

Net realized and unrealized gain from investments and foreign currencies	2,633,964

Net increase in net assets resulting from operations	$ 1,497,928

See accompanying notes to financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Statements of Changes in Net Assets
For the Six Months Ended June 30, 2006, and the Year Ended December 31, 2005 (Expressed in U.S. Dollars)

	Six Months	Year Ended
	Ended June 30,	December 31,
	2006 (Unaudited)	2005
Net increase/decrease in net assets resulting from operations
Net investment income (loss)	$ (1,136,036)	$ 1,064,783
Net realized gain / loss on investments and foreign currency
transactions	2,145,704	(4,290,165)
Unrealized appreciation / depreciation on investments	(534,386)	17,370,417
Unrealized appreciation / depreciation on translation of
assets and liabilities in foreign currencies	1,022,646	(5,120,285)

Net increase in net assets resulting from operations	1,497,928	9,024,750

Capital share transactions:
Cost of semi-annual repurchase offer (Note 7B)	(5,188,828)	(11,333,291)
Cost of shares repurchased (Note 7A)	-	(9,794,290)
Net capital share transactions	(5,188,828)	(21,127,581)

Net assets, beginning of period	104,363,806	116,466,637

Net assets, end of period	$ 100,672,906	$ 104,363,806

See accompanying notes to financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Financial Highlights
(Expressed in U.S. Dollars)

	Six Months
	Ended
	June 30, 2006	Years Ended December 31,
	(Unaudited)	2005	2004	2003	2002	2001

Per share operating performance:
Net asset value, beginning of period	5.87	5.37	5.13	4.37	5.40	5.78
Net investment income (loss)	(0.06)	0.05	(0.01)	(0.02)	(0.06)	(0.05)
Net realized and unrealized gain / loss
on investments (a)	0.08	0.65	(0.24)	0.73	(1.02)	0.06
Net realized and unrealized
appreciation / depreciation on
translation of foreign currencies (a)	0.06	(0.25)	0.26	0.11	0.05	(0.39)
Total from investment operations	0.08	0.45	0.01	0.82	(1.03)	(0.38)

Distributions to Shareholders from:
Net investment income*	—	—	(0.01)	(0.06)	—	—

Capital Stock Transactions:
Share Tender Offer/Repurchase	0.01	0.05	0.24	—	—	—

Net asset value, end of period	5.96	5.87	5.37	5.13	4.37	5.40

Per share market price, end of period	5.56	5.30	4.90	4.75	4.05	4.75

Total investment return (%):
Based on Trust's market price	4.91	8.16	3.42	18.79	(14.74)	4.17
Based on Trust's net asset value	1.53	9.31	4.94	18.75	(19.07)	(6.57)
U.S. $ return of Taiwan Stock Exchange Index**	3.85	3.03	11.69	35.32	(19.03)	10.16

Ratios and supplemental data:
Net assets, end of period (in thousands)	100,673	104,364	116,467	167,801	142,936	176,526
Ratio of expenses to average net assets (%)	1.37†	2.12	2.79	2.57	2.19	2.01
Ratio of net investment income (loss) to average net assets (%)	(1.05)†	0.99	(0.27)	(0.44)	(1.23)	(1.01)
Portfolio turnover ratio (%)	1	16	137	78	107	173

(a)	Cumulative effect of change in accounting principle resulted in a $0.06 reduction in realized gain/loss on investments and foreign currency transactions and a $0.06 increase in unrealized appreciation/depreciation on investments and foreign currency translation during 2004.
*	See Note 2G for information concerning the Trust's distribution policy.
**	Returns for the Taiwan Stock Exchange Index are not total returns and reflect only changes in share price, and do not assume that cash dividends were reinvested. The Taiwan Stock Exchange Index is calculated by the Taiwan Stock Exchange Corp.
†	Not Annualized

See accompanying notes to financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2006 (Expressed in U.S. Dollars) (Unaudited)

Note 1 — Organization of the Fund
The Taiwan Greater China Fund (the “Fund” or the “Trust”, formerly known as The R.O.C. Taiwan Fund) is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust changed its name from The R.O.C. Taiwan Fund to the Taiwan Greater China Fund on December 29, 2003. The change took effect on the New York Stock Exchange on January 2, 2004.

The Trust was formed in connection with the reorganization (the “Reorganization”) of The Taiwan (R.O.C.) Fund. The Taiwan (R.O.C.) Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and the Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting The Taiwan (R.O.C.) Fund. On February 23, 2004, the investment contract was terminated and substantially all of the assets held in The Taiwan (R.O.C.) Fund were transferred to the direct account of the Trust. The Trust thereupon converted to internal management and now directly invests in Taiwan as a Foreign Institutional Investor (“FINI”). The Taiwan (R.O.C.) Fund was subsequently liquidated.

As required by the Trust’s Declaration of Trust, if the Trust’s shares trade on the market at an average discount to net asset value per share (“NAV”) of more than 10% in any consecutive 12-week period after the most recent vote by the Trust’s shareholders, the Trust must submit to the shareholders for a vote at its next annual meeting a binding resolution that the Trust be converted from a closed-end to an open-end investment company. The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion.

At the Annual Meeting of Shareholders held June 21, 2005, the shareholders approved the adoption by the Trust of an interval fund structure. The Trust now makes semi-annual repurchase offers with respect to its shares (see Note 7B).

Note 2 — Summary of Significant Accounting Policies

A— Basis of presentation — The accompanying financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles.

B— Valuation of investments — Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at amortized cost, which approximates fair value. Under this method, the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, may be fair-valued, in good faith, pursuant to procedures established by the Board of Trustees.

C— Security transactions and investment income —Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned.

D— Office equipment — Office equipment is stated at cost less accumulated depreciation. Depreciation is applied from the month such assets were placed into service, using the straight-line method over the respective useful lives of such assets.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2006 (Expressed in U.S. Dollars) (Unaudited) (Continued)

E— Realized gains and losses — For U.S. federal income tax purposes and financial reporting purposes, realized gains and losses on securities transactions are determined using the first-in, first-out method and the specific identification method, respectively. For the fiscal year ended December 31, 2005, the Trust generated a net capital loss of $3,691,414, and maintained a cumulative prior year capital loss carryover of $109,550,145, resulting in a total capital loss carryover of $113,241,559. This capital loss carryover may be used to offset any future capital gains generated by the Trust, and, if unused, $81,239,188 of such loss will expire on December 31, 2009, $16,589,494 of such loss will expire on December 31, 2010, $11,721,463 of such loss will expire on December 31, 2011 and $3,691,414 of such loss will expire on December 31, 2013.

In accordance with federal income tax regulations, the Trust expects to elect to defer capital losses of $1,489,920 and currency losses of $287,513 realized on investment transactions from November 1, 2005 through December 31, 2005 and treat them as arising during the fiscal year ending December 31, 2006 for U.S. federal income tax purposes.

F— Foreign currency translation — Substantially all of the Trust’s income is earned, and its expenses are partially paid, in New Taiwan Dollars (“NT$”). The cost and market value of securities, currency holdings, and other assets and liabilities that are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the period. At June 30, 2006, that rate was NT$32.3615 to $1.00. Investment income and expenses are translated at the average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G— Distributions to shareholders — It is the Trust’s policy to distribute all ordinary income and net capital gains calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on U.S. generally accepted accounting principles. Permanent book to tax differences primarily relate to the treatment of the Trust’s gains from the disposition of passive foreign investment company shares as well as the nondeductibility of net operating losses for U.S. federal income tax purposes. Temporary book to tax differences are primarily due to differing treatments for certain foreign currency losses.

H— Taxes — The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

The Republic of China (“R.O.C.”) levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust. For the six months ended June 30, 2006, total par value of stock dividends received was $29,098.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the market value of stocks sold or transferred, is levied. Proceeds from sales of investments are net of securities transaction tax of $39,678 paid for the six months ended June 30, 2006.

I— Use of estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements, financial highlights and accompanying notes. Actual results could differ from those estimates.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2006 (Expressed in U.S. Dollars) (Unaudited) (Continued)

Note 3 — Investment Considerations

Because the Trust concentrates its investments in publicly traded equity and debt securities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 — Administrative Management
Brown Brothers Harriman & Co. (“BBH”) provides administrative and accounting services for the Trust, including maintaining certain books and records of the Trust, and preparing certain reports and other documents required by U.S. federal and/or state laws and regulations. The Trust pays BBH a monthly fee for these services at an annual rate of 0.06% of the NAV of the Trust’s assets up to $200 million, 0.05% of such NAV equal to or in excess of $200 million up to $400 million and 0.04% of such NAV equal to or in excess of $400 million. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000. Out-of-pocket expenses will be billed at the actual amount incurred at the time the good or service is purchased.

Note 5 — Custodian
BBH serves as custodian of the assets of the Trust. The Trust pays BBH a monthly fee for securities in the Taiwan market at an annual rate of 0.15% of the NAV of the Trust’s assets up to $200 million, 0.13% of such NAV equal to or in excess of $200 million up to $400 million and 0.11% of such NAV equal to or in excess of $400 million. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000.

Note 6 — Investments in Securities
Purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2006, included $1,083,989 for stock purchases and $13,173,257 for stock sales, respectively.

At June 30, 2006, the cost of investments, excluding short-term investments, for U.S. federal income tax purposes was approximately equal to the cost of such investments for financial reporting purposes. At June 30, 2006, the unrealized appreciation of $11,441,877 for U.S. federal income tax purposes consisted of $20,819,940 of gross unrealized appreciation and $9,378,063 of gross unrealized depreciation.

Note 7 — Shares of Beneficial Interest

A— The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. The Trust has a repurchase program which allows for the repurchase of up to 10% of the outstanding shares. The share repurchase program commenced on November 1, 2004.

In connection with the share repurchase program referred to above, the Board of Trustees authorized management to repurchase Trust shares in one or more block transactions provided that no block exceeds 500,000 shares on any day, no more than 1,000,000 shares in total are repurchased in block transactions, and that such share repurchases are made on the New York Stock Exchange and in compliance with the safe harbor provided by Rule 10b-18 under the Securities Exchange Act of 1934. This does not increase the overall repurchase authorization and the Trust may continue to make non-block share repurchases under its share repurchase program.

During the year ended December 31, 2005, the Trust repurchased 1,942,600 shares, including block transactions totaling 1,000,000 shares, at an average price per share of $4.99. The weighted average discount per share between the repurchase cost and the net asset value applicable to such shares at the date of repurchase was 6.94%.

During the six-month period ended June 30, 2006, the Trust did not repurchase any shares under this program.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2006 (Expressed in U.S. Dollars) (Unaudited) (Continued)

B— The Trust has adopted an interval fund structure pursuant to which it will make semi-annual repurchase offers of its shares of beneficial interest. The percentage of outstanding shares of beneficial interest that the Trust can offer to repurchase in each repurchase offer will be established by the Trust’s Board of Trustees shortly before the commencement of each offer, and will be between 5% and 25% of the Trust’s outstanding shares of beneficial interest. If the repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase up to an additional 2% of shares outstanding.

In December 2005, the Trust accepted 1,974,441 shares for payment at a price of $5.74 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 98% of the Trust’s net asset value per share at the close of regular trading on the Taiwan Stock Exchange on December 30, 2005. The purchased shares constituted approximately 10% of the Trust’s previously outstanding shares.

In June 2006, the Trust accepted 888,498 shares for payment at a price of $5.84 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 98% of the Trust’s net asset value per share at the close of regular trading on the Taiwan Stock Exchange on June 30, 2006. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

At June 30, 2006, 16,881,479 shares were outstanding.

TAIWAN GREATER CHINA FUND

The Trust has been certified as a distributing fund by the Board of Inland Revenue of the United Kingdom for the period from its inception to December 31, 2004. The Trust intends to apply for such status for succeeding accounting periods.

Steven R. Champion has been the President, Chief Executive Officer and portfolio manager of the Trust since February 2004. He was Executive Vice President of the Bank of Hawaii from 2001 to 2003 and Chief Investment Officer of Aetna International from 1997 to 2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C) Fund, predecessor to the Trust, from 1987 to 1989, and President and portfolio manager of the Trust from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

Proxy Voting Policy
The Trust’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) unless the Trust’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Executive Committee of the Trust’s Board of Trustees. A summary of the voting policies followed by ISS may be found on the Trust’s website, http://www.taiwangreaterchinafund.com, and a more detailed description of those policies is available on the website of the Securities and Exchange Commission (the “SEC”), http://www.sec.gov. In addition, information regarding how the Trust voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2006 will be available on or through the Trust’s website and on the SEC’s website no later than August 31, 2006.

Portfolio Holdings
The Trust provides a complete list of its portfolio holdings in its report to shareholders four times each year, at each quarter end. For the second and fourth quarters, the list of portfolio holdings appears in the Trust’s semi-annual and annual reports to shareholders. For the first and third quarters, the list of portfolio holdings appears in its quarterly reports to shareholders. These reports are available on the Trust’s website. The Trust also files the list of portfolio holdings for the first and third quarters with the SEC on Form N-Q, which can be looked up on the SEC’s website at http://www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-800-SEC-0330.

For additional information regarding the Trust, including additional portfolio manager commentary and portfolio holdings information as of the end of each fiscal quarter please visit our website at http://www.taiwangreaterchinafund.com.

2006 ANNUAL MEETING OF SHAREHOLDERS

On June 21, 2006, the Trust held an annual meeting to:

Elect two trustees, each to serve for a term expiring on the date of the 2009 Annual Meeting of Shareholders or the special meeting in lieu thereof.

The results of the shareholder votes are shown below. Proxies representing 13,050,098, or 73.44%, of the 17,769,977 eligible shares outstanding were voted in respect of the election of trustees. Edward B. Collins and Tsung-Ming Chung were each elected for a term expiring in 2009.

	For	Withheld
Nominees to the Board of Trustees
Edward B. Collins	12,843,482	203,616
Tsung-Ming Chung	12,898,961	151,137
David N. Laux, Frederick C. Copeland, Jr. and Robert P. Parker, whose terms did not expire in 2006, remain trustees.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Taiwan Greater China Fund:

We have reviewed the accompanying statement of assets and liabilities of Taiwan Greater China Fund (the “Fund”), including the schedule of investments, as of June 30, 2006, and the related statements of operations, changes in net assets, and financial highlights for the six-month period ended June 30, 2006. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets and financial highlights for the year ended December 31, 2005, and in our report dated February 10, 2006, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

/s/ KPMG LLP

New York, New York
August 11, 2006

ITEM 2. CODE OF ETHICS.

Not applicable. This item is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable. This item is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable. This item is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable. This item is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

A Schedule of Investments is included as part of the report to shareholders filed under item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. This item is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

8(a) Not applicable. This item is only required in an annual report on this Form N-CSR.

8(b) There has been no change, as of the date of filing, to the Portfolio Manager identified in response to paragraph (a) of this Item in the registrant’s most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31
February 1 to February 28
March 1 to March 31
April 1 to April 30
May 1 to May 31
June 1 to June 30	888,498(1)	5.84	888,498 (1)	0(2)
(1)	Semi-Annual repurchase offer

(2)
Fund may repurchase up to 2,179,932 shares under its repurchase program commenced November 1, 2004. The repurchase program does not have an expiration date. As of June 30, 2006, 125,032 shares may be purchased under the repurchase program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on their evaluation of these controls and procedures of such disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) CODE OF ETHICS REQUIRED BY ITEM 2 OF FORM N-CSR:

Not applicable.

(a)(2) CERTIFICATIONS REQUIRED BY RULE 30A-2(A) UNDER THE 1940 ACT:

See Exhibit 99.77Q3Cert attached hereto.

(a)(3) WRITTEN SOLICITATION TO PURCHASE SECURITIES PURSUANT TO RULE 23C-1 UNDER THE 1940 ACT

The registrant has made no written solicitations to purchase securities pursuant to Rule 23C-1 under the 1940 Act during the period covered by the report to 10 or more persons.

(b) CERTIFICATIONS REQUIRED BY RULE 30A-2(B) UNDER THE 1940 ACT:

See Exhibit 99.906Cert attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Taiwan Greater China Fund

By: /s/ Steven R. Champion
----------------------------------
Name: Steven R. Champion
Title: President and Chief Executive Officer

Date: August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Steven R. Champion
----------------------------------
Name: Steven R. Champion
Title: President and Chief Executive Officer

By: /s/ Cheryl Chang
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Name: Cheryl Chang
Title: Chief Financial Officer

Date: August 18, 2006